LIICA Letterhead

May 17, 2007

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re:	Life Investors Variable Life Account A
File No. 811-09747, CIK 0001097237

Dear Commissioners:

On behalf of Life Investors Variable Life Account A of Life Investors Insurance Company of America (“separate account”), incorporated by reference are the annual reports for the underlying funds of the separate account for filing with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 (the “Act”). The funds are as follows: AIM Variable Insurance Funds, AIM V.I. Capital Appreciation Fund – Series I, AIM V.I. Government Securities Fund – Series I, AIM V.I. International Growth Fund – Series I, and AIM V.I. Core Equity Fund – Series I; Fidelity Variable Insurance Products Funds, Fidelity VIP Contrafund? Portfolio (Service Class), Fidelity VIP Growth Portfolio (Service Class), Fidelity VIP Growth & Income Portfolio (Service Class), Fidelity VIP Index 500 Portfolio (Initial Class), Fidelity VIP Mid Cap (Service Class 2), Fidelity VIP Money Market Portfolio (Initial Class), Fidelity VIP Value Strategies (Service Class 2); Janus Aspen Series, Janus Aspen Large Cap Growth Portfolio, Janus Aspen Balanced Portfolio, Janus Aspen Forty Portfolio, Janus Aspen Mid Cap Growth Portfolio, Janus Aspen Worldwide Growth Portfolio; MFS Variable Insurance Trust, MFS Investors Growth Stock Series (Service Shares), MFS Mid Cap Growth Series (Service Shares), MFS New Discovery Series (Service Shares), MFS Total Return Series (Service Shares), MFS Utilities Series (Service Shares), MFS Value Series (Service Shares); and Oppenheimer Variable Account Funds, Oppenheimer Main Street Growth & Income Fund/VA, Oppenheimer Balanced Fund/VA, Oppenheimer Core Bond Fund/VA, Oppenheimer Strategic Bond Fund/VA, Oppenheimer High Income Fund/VA, Oppenheimer Main Street Small Cap Fund/VA.

Entity: AIM Variable Insurance Funds	File No. 811-07452	Date of Filing 02/23/2007

CIK 0000896435 Accession No. 0000950134-07-003966

Entity: Fidelity Variable Insurance Products Funds:

Contrafund	File No. 811-05511	Date of Filing 03/05/2007

CIK 0000831016 Accession No. 0000831016-07-000004

Growth	File No. 811-03329	Date of Filing 02/26/2007
CIK 0000356494	Accession No. 0000356494-07-000003

Growth & Income	File No. 811-07205	Date of Filing 03/06/2007

CIK 0000927384 Accession No. 0000880195-07-000040

Index 500	File No. 811-05511	Date of Filing 03/05/2007
CIK 0000831016 Accession No. 0000831016-07-000004

Securities and Exchange Commission

Page Two

May 17, 2007

Entity: Janus Aspen Series	File No. 811-07736	Date of Filing 02/23/2007

CIK 0000906185 Accession No. 0001104659-07-013367

Entity: MFS Variable Insurance Trust	File No. 811-08326	Date of Filing 02/28/2007

CIK 0000918571 Accession No. 0000950156-07-000116

Entity: Oppenheimer Variable Account Funds

File No. 811-04108	Date of Filing 03/01/2007
CIK 0000752737 Accession No. 0000935069-07-000433

These annual reports are for the period ending December 31, 2006, and have been transmitted to policy owners in accordance with Rule 30d-2 under the Act. To the extent necessary, these filings are incorporated herein by reference. If you have any questions regarding this filing, please contact the undersigned at (727) 299-1747.

Sincerely,

/s/ Priscilla I. Hechler

Priscilla I. Hechler

Assistant Secretary

cc:	Arthur D. Woods, Esq.
Steve Shepard, Esq.